Exhibit 99.1

FOR IMMEDIATE RELEASE

CONTACT:

(Investor Relations)	(Corporate Press)
Nicole Shevins	Alan Lewis
Senior Vice President
Investor Relations & Corporate Communications	Head of Global Corporate Communications
Take-Two Interactive Software, Inc.	Take-Two Interactive Software, Inc.
(646) 536-3005	(646) 536-2983
Nicole.Shevins@take2games.com	Alan.Lewis@take2games.com

Take-Two Interactive Software, Inc. Reports Results for Fiscal Second Quarter 2026

Company raises fiscal year 2026 outlook

Fiscal second quarter Net Bookings were $1.96 billion, above Company's guidance range

Net Bookings for fiscal year 2026 are now expected to range from $6.4 to $6.5 billion

Grand Theft Auto VI now launching November 19, 2026

New York, NY – November 6, 2025 – Take-Two Interactive Software, Inc. (NASDAQ:TTWO) today reported results for the second quarter of its fiscal year 2026, ended September 30, 2025. For further information, please see the second quarter fiscal 2026 results slide deck posted to the Company’s investor relations website at take2games.com/ir.

CEO Comments

Strauss Zelnick, Chairman and CEO of Take-Two Interactive, stated: “We achieved outstanding second quarter results by releasing new hit titles, driving innovation in live services, and maintaining our commitment to developing the highest quality products. With momentum across our business, particularly in mobile and NBA 2K, we are raising our Fiscal Year 2026 Net Bookings forecast for the second consecutive quarter. Rockstar Games will now release Grand Theft Auto VI on November 19, 2026, and we remain both excited and confident they will deliver an unrivalled blockbuster entertainment experience. With the most robust pipeline in our Company’s history, we expect to achieve record levels of Net Bookings in Fiscal 2027, which will establish a new baseline for our business and set us on a path of enhanced profitability.”

Second Quarter Fiscal 2026 Financial and Operational Highlights

•Total Net Bookings* grew 33% to $1.96 billion, compared to $1.47 billion during last year’s fiscal second quarter.
◦Net Bookings from recurrent consumer spending** grew 20% and accounted for 73% of total Net Bookings.

◦The largest contributors to Net Bookings were NBA® 2K26 and NBA 2K25, Borderlands® 4, Toon Blast™, Grand Theft Auto® Online and Grand Theft Auto V, Match Factory!™, Color Block Jam™, Mafia®: The Old Country, Empires & Puzzles™, Words With Friends™, Red Dead Redemption® 2 and Red Dead Online, and Toy Blast™.

•GAAP net revenue was $1.77 billion, compared to $1.35 billion in last year’s fiscal second quarter.
◦Recurrent consumer spending** increased 18% and accounted for 72% of total GAAP net revenue.
◦The largest contributors to GAAP net revenue were NBA 2K25 and NBA 2K26, Borderlands 4, Grand Theft Auto Online and Grand Theft Auto V, Toon Blast, Match Factory!, Color Block Jam, Mafia: The Old Country, Empires & Puzzles, Words With Friends, and Red Dead Redemption 2 and Red Dead Online.

•GAAP net loss was $133.9 million, or $0.73 per share, as compared to $365.5 million, or $2.08 per share, for the comparable period last year.

* Net Bookings is our operational metric and defined as the net amount of products and services sold digitally or sold-in physically during the period, and includes licensing fees, merchandise, in-game advertising, strategy guides and publisher incentives.
** Recurrent consumer spending is generated from ongoing consumer engagement and includes virtual currency, add-on content, in-game purchases and in-game advertising.

Second Quarter Fiscal 2026 Financial Results

The following data is used internally by the Company’s management and Board of Directors to adjust the Company’s GAAP and Non-GAAP financial results in order to facilitate comparison of its operating performance between periods and to better understand its core business:

	Three Months Ended September 30, 2025
		Financial Data
in millions	Statement of Operations	Change in deferred net revenue and related cost of revenue	Stock-based compensation	Amortization of acquired intangibles	Business reorganization	Business acquisition	Other (a)
GAAP
Total net revenue	$1,773.8	186.7
Cost of revenue	793.3	16.2	(4.8)	(159.5)
Gross profit	980.5	170.5	4.8	159.5
Operating expenses	1,078.5		(91.1)	(15.1)	(0.1)	(3.6)
(Loss) income from operations	(98.0)	170.5	95.9	174.6	0.1	3.6
Interest and other, net	(17.5)	0.1				1.6	0.7
(Loss) income before income taxes	(115.5)	170.6	95.9	174.6	0.1	5.2	0.7

Non-GAAP
EBITDA	116.7	170.6	95.9		0.1	4.0	0.7

•The above table utilizes a management tax rate of 18%
•Fully diluted share count in order to calculate management diluted net income per share is 186.0 million

(a) Other includes adjustments for (i) the revaluation of the Turkish Lira against the U.S. Dollar and (ii) fair value adjustments related to certain equity investments.

Outlook for Fiscal Year 2026

Take-Two is raising its outlook for the fiscal year and providing its initial outlook for its fiscal third quarter ending December 31, 2025:

Fiscal Year Ending March 31, 2026

The Company is also providing selected data, which is used internally by its management and Board of Directors to adjust the Company’s GAAP and Non-GAAP financial outlook in order to facilitate comparison of its operating performance between periods and to better understand its core business and future outlook:

	Fiscal Year Ended March 31, 2026
		Financial Data
$ in millions except for per share amounts	Outlook (b)	Change in deferred net revenue and related cost of revenue	Stock-based compensation	Amortization of acquired intangibles	Business acquisition and other (c)
GAAP
Total net revenue	$6,380 to $6,480	$20
Cost of revenue	$2,663 to $2,685	$5	$23	$(637)
Operating expenses	$3,984 to $4,004		$(356)	$(68)
Interest and other, net	$103				$(9)
(Loss) income before income taxes	$(370) to $(312)	$15	$333	$705	$9
Net loss	$(414) to $(349)
Net loss per share	$(2.25) to $(1.90)
Net cash provided by operating activities	approximately $250
Capital expenditures	approximately $180

Non-GAAP
EBITDA	$579 to $637	$15	$333

Operational metric
Net Bookings	$6,400 to $6,500

•Management reporting tax rate anticipated to be 18%
•Share count used to calculate GAAP net loss per share is expected to be 183.9 million
•Share count used to calculate management reporting diluted net income per share is expected to be 186.3 million

(b) The individual components of the financial outlook may not foot to the totals, as the Company does not expect actual results for every component to be at the low end or high end of the outlook range simultaneously.

(c) Other includes adjustments for (i) business reorganization expenses, (ii) the revaluation of the Turkish Lira against the U.S. Dollar, and (iii) fair value adjustments related to certain equity investments.

Fiscal Third Quarter Ending December 31, 2025

The Company is also providing selected data, which is used internally by its management and Board of Directors to adjust the Company’s GAAP and Non-GAAP financial outlook in order to facilitate comparison of its operating performance between periods and to better understand its core business and future outlook:

	Three Months Ending December 31, 2025
		Financial Data
$ in millions except for per share amounts	Outlook (b)	Change in deferred net revenue and related cost of revenue	Stock-based compensation	Amortization of acquired intangibles	Business acquisition
GAAP
Total net revenue	$1,570 to $1,620	$(20)
Cost of revenue	$646 to $664	$4	$(6)	$(159)
Operating expenses	$980 to $990		$(93)	$(17)
Interest and other, net	$24				$(1)
(Loss) income before income taxes	$(80) to $(58)	$(24)	$99	$176	$1
Net (loss) income	$(90) to $(65)
Net (loss) income per share	$(0.49) to $(0.35)

Non-GAAP
EBITDA	$155 to $178	$(24)	$99

Operational metric
Net Bookings	$1,550 to $1,600

•Management reporting tax rate anticipated to be 18%
•Share count used to calculate GAAP net loss per share is expected to be 185.0 million
•Share count used to calculate management reporting diluted net income per share is expected to be 187.2 million

(b) The individual components of the financial outlook may not foot to the totals, as the Company does not expect actual results for every component to be at the low end or high end of the outlook range simultaneously.

Key assumptions and dependencies underlying the Company’s outlook include: a continuation of the current economic backdrop; the timely delivery of the titles included in this financial outlook; continued growth in the installed base of PlayStation 5 and Xbox Series X|S, as well as engagement on Xbox One and PlayStation 4; the ability to develop and publish products that capture market share for these current generation systems while also leveraging opportunities on PC, mobile and other platforms; factors affecting our performance on mobile, such as player acquisition costs; our ongoing focus on our live services portfolio and new game pipeline; and stable foreign exchange rates. See also “Cautionary Note Regarding Forward Looking Statements” below.

Product Releases

The following have been released since July 1, 2025:

Label	Product	Platforms	Release Date
2K	WWE 2K25	Switch 2	July 22, 2025
2K	Mafia: The Old Country	PS5, Xbox Series X|S, PC	August 8, 2025
2K	NBA 2K26	PS5, PS4, Xbox Series X|S, Xbox One, PC, Switch 2, Switch	September 5, 2025
2K	Borderlands 4	PS5, Xbox Series X|S, PC	September 12, 2025

Take-Two's future lineup announced to-date includes:

Label	Product	Platforms	Release Date
2K	WWE 2K Mobile for Netflix	iOS, Android	Fall 2025
2K	WWE 2K26	TBA	Q4 Fiscal 2026
Rockstar Games	Grand Theft Auto VI	PS5, Xbox Series X|S	November 19, 2026
2K	Borderlands 4	Switch 2	TBA
Zynga	CSR 3	iOS, Android	TBA
Zynga	Top Goal	iOS, Android	TBA
Ghost Story Games	Judas	PS5, Xbox Series X|S, PC	TBA
2K	Project ETHOS	TBA	TBA
2K	BioShock next iteration	TBA	TBA

Conference Call

Take-Two will host a conference call today at 4:30 p.m. Eastern Time to review these results and discuss other topics. The call can be accessed by dialing (800) 715-9871 or (646) 307-1963 (conference ID: 9711440). A live listen-only webcast of the call will be available by visiting http://ir.take2games.com and a replay will be available following the call at the same location.

Non-GAAP Financial Measure
In addition to reporting financial results in accordance with U.S. generally accepted accounting principles (GAAP), the Company uses a Non-GAAP measure of financial performance: EBITDA, which is defined as GAAP net income (loss) excluding interest income (expense), provision for (benefit from) income taxes, depreciation expense, and amortization and impairment of acquired intangibles.

The Company’s management believes it is important to consider EBITDA, in addition to net income, as it removes the effect of certain non-cash expenses, debt-related charges, and income taxes. Management believes that, when considered together with reported amounts, EBITDA is useful to investors and management in understanding the Company’s ongoing operations and in analysis of ongoing operating trends and provides useful additional information relating to the Company’s operations and financial condition.

This Non-GAAP financial measure is not intended to be considered in isolation from, as a substitute for, or superior to, GAAP results. This Non-GAAP financial measure may be different from similarly titled measures used by other companies. In the future, Take-Two may also consider whether other items should also be excluded in calculating this Non-GAAP financial measure used by the Company. Management believes that the presentation of this Non-GAAP financial measure provides investors with additional useful information to measure Take-Two's financial and operating performance. In particular, this measure facilitates comparison of our operating performance between periods and may help investors to understand better the operating results of Take-Two. Internally, management uses this Non-GAAP financial measure in assessing the Company's operating results and in planning and forecasting. A reconciliation of this Non-GAAP financial measure to the most comparable GAAP measure is contained in the financial tables to this press release.

Final Results

The financial results discussed herein are presented on a preliminary basis; final data will be included in Take-Two’s Quarterly Report on Form 10-Q for the period ended September 30, 2025.

About Take-Two Interactive Software

Headquartered in New York City, Take-Two Interactive Software, Inc. is a leading developer, publisher, and marketer of interactive entertainment for consumers around the globe. We develop and publish products principally through Rockstar Games, 2K, and Zynga. Our strategy is to create hit entertainment experiences, delivered on every platform relevant to our audience through a variety of sound business models. Our pillars - creativity, innovation, and efficiency - guide us as we strive to create the highest quality, most captivating experiences for our consumers. The Company’s common stock is publicly traded on NASDAQ under the symbol TTWO. For more corporate and product information please visit our website at http://www.take2games.com.

All trademarks and copyrights contained herein are the property of their respective holders.

Cautionary Note Regarding Forward-Looking Statements
The statements contained herein, which are not historical facts, including statements relating to Take-Two Interactive Software, Inc.'s ("Take-Two," the "Company," "we," "us," or similar pronouns) outlook, are considered forward-looking statements under federal securities laws and may be identified by words such as "anticipates," "believes," "estimates," "expects," "intends," "plans," "potential," "predicts," "projects," "seeks," "should," "will," or words of similar meaning and include, but are not limited to, statements regarding the outlook for our future business and financial performance. Such forward-looking statements are based on the current beliefs of our management as well as assumptions made by and information currently available to them, which are subject to inherent uncertainties, risks, and changes in circumstances that are difficult to predict. Actual outcomes and results may vary materially from these forward-looking statements based on a variety of risks and uncertainties, including risks relating to the timely release and significant market acceptance of our games; the risks of conducting business internationally, including as a result of unforeseen geopolitical events; the impact of changes in interest rates by the Federal Reserve and other central banks, including on our short-term investment portfolio; the impact of inflation; volatility in foreign currency exchange rates; our dependence on key management and product development personnel; our dependence on our NBA 2K and Grand Theft Auto products and our ability to develop other hit titles; our ability to leverage opportunities on PlayStation®5 and Xbox Series X|S; factors affecting our mobile business, such as player acquisition costs; and the ability to maintain acceptable pricing levels on our games.
Other important factors and information are contained in the Company's most recent Annual Report on Form 10-K, including the risks summarized in the section entitled "Risk Factors," the Company’s most recent Quarterly Report on Form 10-Q, and the Company's other periodic filings with the SEC, which can be accessed at www.take2games.com. All forward-looking statements are qualified by these cautionary statements and apply only as of the date they are made. The Company undertakes no obligation to update any forward-looking statement, whether as a result of new information, future events or otherwise.

TAKE-TWO INTERACTIVE SOFTWARE, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited)
(in millions, except per share amounts)

	Three Months Ended September 30,		Six Months Ended September 30,
	2025	2024	2025	2024
Net revenue:
Game	$1,640.9	$1,233.9	$3,023.4	$2,450.6
Advertising	132.9	119.2	254.2	240.7
Total net revenue	1,773.8	1,353.1	3,277.6	2,691.3
Cost of revenue:
Product costs	229.3	212.5	439.7	415.8
Game intangibles	158.8	173.4	317.3	336.9
Licenses	154.4	97.2	225.3	152.3
Software development costs and royalties	172.1	64.9	202.2	141.1
Internal royalties	78.7	77.2	167.6	146.2
Total cost of revenue	793.3	625.2	1,352.1	1,192.3
Gross profit	980.5	727.9	1,925.5	1,499.0
Selling and marketing	536.6	461.3	945.4	892.7
Research and development	268.0	246.7	529.4	466.5
General and administrative	225.0	253.0	432.0	463.5
Depreciation and amortization	48.8	47.3	99.2	92.1
Business reorganization	0.1	16.8	(4.1)	66.3
Total operating expenses	1,078.5	1,025.1	2,001.9	1,981.1
Loss from operations	(98.0)	(297.2)	(76.4)	(482.1)
Interest and other, net	(17.5)	(27.1)	(52.9)	(54.4)
Loss before income taxes	(115.5)	(324.3)	(129.3)	(536.5)
Provision for income taxes	18.4	41.2	16.5	91.0
Net loss	$(133.9)	$(365.5)	$(145.8)	$(627.5)

Loss per share:
Basic and diluted loss per share	$(0.73)	$(2.08)	$(0.80)	$(3.61)
Weighted average shares outstanding
Basic	184.6	175.4	182.7	173.8

TAKE-TWO INTERACTIVE SOFTWARE, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(in millions, except per share amounts)
	September 30, 2025	March 31, 2025
	(Unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$1,869.1	$1,456.1
Short-term investments	246.4	9.4
Restricted cash and cash equivalents	14.2	14.9
Accounts receivable, net of allowances of $1.8 and $1.6 at September 30, 2025 and March 31, 2025, respectively	1,165.4	771.1
Software development costs and licenses	79.6	80.8
Contract assets	84.5	80.8
Prepaid expenses and other	355.7	402.8
Total current assets	3,814.9	2,815.9
Fixed assets, net	424.1	443.8
Right-of-use assets	334.2	326.1
Software development costs and licenses, net of current portion	2,101.8	1,892.6
Goodwill	1,064.1	1,057.3
Other intangibles, net	2,014.8	2,336.0
Long-term restricted cash and cash equivalents	77.7	88.2
Other assets	248.7	220.8
Total assets	$10,080.3	$9,180.7
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$213.5	$194.7
Accrued expenses and other current liabilities	1,227.0	1,127.6
Deferred revenue	1,250.5	1,083.5
Lease liabilities	66.5	61.5
Short-term debt, net	549.3	1,148.5
Total current liabilities	3,306.8	3,615.8
Long-term debt, net	2,517.3	2,512.6
Non-current deferred revenue	17.6	25.4
Non-current lease liabilities	378.6	383.3
Non-current software development royalties	82.3	93.6
Deferred tax liabilities, net	222.7	259.6
Other long-term liabilities	123.1	152.7
Total liabilities	$6,648.4	$7,043.0
Stockholders' equity:
Preferred stock, $0.01 par value, 5.0 shares authorized; no shares issued and outstanding at September 30, 2025 and March 31, 2025	—	—
Common stock, $0.01 par value, 300.0 and 300.0 shares authorized; 208.4 and 200.8 shares issued and 184.7 and 177.1 outstanding at September 30, 2025 and March 31, 2025, respectively	2.1	2.0
Additional paid-in capital	11,707.0	10,312.0
Treasury stock, at cost; 23.7 and 23.7 common shares at September 30, 2025 and March 31, 2025, respectively	(1,020.6)	(1,020.6)
Accumulated deficit	(7,204.6)	(7,058.8)
Accumulated other comprehensive loss	(52.0)	(96.9)
Total stockholders' equity	$3,431.9	$2,137.7
Total liabilities and stockholders' equity	$10,080.3	$9,180.7

TAKE-TWO INTERACTIVE SOFTWARE, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited)
(in millions)

	Six Months Ended September 30,
	2025	2024
Operating activities:
Net loss	$(145.8)	$(627.5)
Adjustments to reconcile net loss to net cash provided by operating activities:
Amortization and impairment of software development costs and licenses	191.7	139.6
Stock-based compensation	136.6	161.5
Noncash lease expense	26.3	31.3
Amortization and impairment of intangibles	349.5	374.1
Depreciation	82.9	74.0
Interest expense	76.3	80.4
Fair value adjustments	11.0	4.3
Other, net	10.5	5.9
Changes in assets and liabilities, net of effect from purchases of businesses:
Accounts receivable	(393.1)	(169.6)
Software development costs and licenses	(345.0)	(362.8)
Prepaid expenses and other current and other non-current assets	(13.1)	22.1
Deferred revenue	156.2	(4.6)
Accounts payable, accrued expenses and other liabilities	(60.3)	(48.1)
Net cash provided by (used in) operating activities	83.7	(319.4)
Investing activities:
Change in bank time deposits	(237.0)	18.5
Purchases of fixed assets	(57.0)	(71.9)
Purchases of long-term investments	(6.6)	(14.7)
Asset acquisitions	(11.4)	(9.3)
Business acquisitions	(2.0)	9.4
Net cash used in investing activities	(314.0)	(68.0)
Financing activities:
Tax payment related to net share settlements on restricted stock awards	(1.6)	—
Issuance of common stock	1,219.6	23.8
Payment for settlement of convertible notes	—	(8.3)
Proceeds from issuance of debt	—	598.9
Cost of debt	—	(5.4)
Repayment of debt	(600.0)	—
Payment of contingent earn-out consideration	—	(12.0)
Net cash provided by financing activities	618.0	597.0
Effects of foreign currency exchange rates on cash, cash equivalents, and restricted cash and cash equivalents	14.1	8.0
Net change in cash, cash equivalents, and restricted cash and cash equivalents	401.8	217.6
Cash, cash equivalents, and restricted cash and cash equivalents, beginning of year (1)	1,559.2	1,102.0
Cash, cash equivalents, and restricted cash and cash equivalents, end of period (1)	$1,961.0	$1,319.6
(1) Cash, cash equivalents and restricted cash and cash equivalents shown on our Condensed Consolidated Statements of Cash Flow includes amounts in the Cash and cash equivalents, Restricted cash and cash equivalents, and Long-term restricted cash and cash equivalents on our Condensed Consolidated Balance Sheet.

TAKE-TWO INTERACTIVE SOFTWARE, INC. and SUBSIDIARIES
Net Revenue and Net Bookings by Geographic Region, Distribution Channel, and Platform Mix
(in millions)

	Three Months Ended September 30, 2025		Three Months Ended September 30, 2024
	Amount	% of total	Amount	% of total
Net revenue by geographic region
United States	$1,036.1	58%	$814.5	60%
International	737.7	42%	538.6	40%
Total Net revenue	$1,773.8	100%	$1,353.1	100%

Net Bookings by geographic region
United States	$1,188.6	61%	$914.4	62%
International	771.9	39%	560.5	38%
Total Net Bookings	$1,960.5	100%	$1,474.9	100%

	Three Months Ended September 30, 2025		Three Months Ended September 30, 2024
	Amount	% of total	Amount	% of total
Net revenue by distribution channel
Digital online	$1,693.1	95%	$1,300.0	96%
Physical retail and other	80.7	5%	53.1	4%
Total Net revenue	$1,773.8	100%	$1,353.1	100%

Net Bookings by distribution channel
Digital online	$1,871.2	95%	$1,417.2	96%
Physical retail and other	89.3	5%	57.7	4%
Total Net Bookings	$1,960.5	100%	$1,474.9	100%

	Three Months Ended September 30, 2025		Three Months Ended September 30, 2024
	Amount	% of total	Amount	% of total
Net revenue by platform
Mobile	$821.6	46%	$740.2	55%
Console	720.0	41%	491.1	36%
PC and other	232.2	13%	121.8	9%
Total Net revenue	$1,773.8	100%	$1,353.1	100%

Net Bookings by platform
Mobile	$818.1	42%	$723.0	49%
Console	907.9	46%	622.3	42%
PC and other	234.5	12%	129.6	9%
Total Net Bookings	$1,960.5	100%	$1,474.9	100%

TAKE-TWO INTERACTIVE SOFTWARE, INC. and SUBSIDIARIES
Net Revenue and Net Bookings by Geographic Region, Distribution Channel, and Platform Mix
(in millions)

	Six Months Ended September 30, 2025		Six Months Ended September 30, 2024
	Amount	% of total	Amount	% of total
Net revenue by geographic region
United States	$1,936.5	59%	$1,635.0	61%
International	1,341.1	41%	1,056.3	39%
Total Net revenue	$3,277.6	100%	$2,691.3	100%

Net Bookings by geographic region
United States	$2,025.2	60%	$1,642.9	61%
International	1,358.4	40%	1,050.2	39%
Total Net Bookings	$3,383.6	100%	$2,693.1	100%

	Six Months Ended September 30, 2025		Six Months Ended September 30, 2024
	Amount	% of total	Amount	% of total
Net revenue by distribution channel
Digital online	$3,169.7	97%	$2,595.5	96%
Physical retail and other	107.9	3%	95.8	4%
Total Net revenue	$3,277.6	100%	$2,691.3	100%

Net Bookings by distribution channel
Digital online	$3,276.3	97%	$2,604.5	97%
Physical retail and other	107.3	3%	88.6	3%
Total Net Bookings	$3,383.6	100%	$2,693.1	100%

	Six Months Ended September 30, 2025		Six Months Ended September 30, 2024
	Amount	% of total	Amount	% of total
Net revenue by platform
Mobile	$1,623.3	50%	$1,462.7	55%
Console	1,270.6	38%	1,000.0	37%
PC and other	383.7	12%	228.6	8%
Total Net revenue	$3,277.6	100%	$2,691.3	100%

Net Bookings by platform
Mobile	$1,610.9	47%	$1,432.4	53%
Console	1,382.3	41%	1,027.7	38%
PC and other	390.4	12%	233.0	9%
Total Net Bookings	$3,383.6	100.0%	$2,693.1	100%

TAKE-TWO INTERACTIVE SOFTWARE, INC. and SUBSIDIARIES
ADDITIONAL DATA
(in millions)

Three Months Ended September 30, 2025	Net revenue	Cost of revenue- Product costs	Cost of revenue- Game intangibles	Cost of revenue- Licenses	Cost of revenue- Software development costs and royalties	Cost of revenue- Internal royalties
As reported	$1,773.8	$229.3	$158.8	$154.4	$172.1	$78.7
Net effect from deferred revenue and related cost of revenue	186.7	1.5		0.4	14.3
Stock-based compensation					(4.8)
Amortization of acquired intangibles		(0.7)	(158.8)

Three Months Ended September 30, 2025	Selling and marketing	Research and development	General and administrative	Depreciation and amortization	Business reorganization	Interest and other, net
As reported	$536.6	$268.0	$225.0	$48.8	0.1	$(17.5)
Net effect from deferred revenue and related cost of revenue						0.1
Stock-based compensation	(25.2)	(25.1)	(40.8)
Amortization of acquired intangibles		(7.2)		(7.9)
Acquisition related expenses		(0.3)	(3.3)			1.6
Impact of business reorganization					(0.1)
Other						0.7
Three Months Ended September 30, 2024	Net revenue	Cost of revenue - Product costs	Cost of revenue -Game intangibles	Cost of revenue- Licenses	Cost of revenue- Software development costs and royalties	Cost of revenue- Internal royalties
As reported	$1,353.1	$212.5	$173.4	$97.2	$64.9	$77.2
Net effect from deferred revenue and related cost of revenue	121.9	0.8		0.9	9.8
Stock-based compensation					(3.1)
Amortization and impairment of acquired intangibles		(0.7)	(173.4)

Three Months Ended September 30, 2024	Selling and marketing	Research and development	General and administrative	Depreciation and amortization	Business reorganization	Interest and other, net
As reported	$461.3	$246.7	$253.0	$47.3	$16.8	$(27.1)
Net effect from deferred revenue and related cost of revenue						(1.5)
Stock-based compensation	(24.5)	(26.2)	(32.4)
Amortization and impairment of acquired intangibles	(1.5)	(7.2)		(9.2)
Acquisition related expenses	(0.1)	(0.7)	(52.9)			2.6
Impact of business reorganization					(16.8)
Other						6.0

TAKE-TWO INTERACTIVE SOFTWARE, INC. and SUBSIDIARIES
ADDITIONAL DATA
(in millions)
Six Months Ended September 30, 2025	Net revenue	Cost of revenue - Product costs	Cost of revenue - Game intangibles	Cost of revenue- Licenses	Cost of revenue- Software development costs and royalties	Cost of revenue- Internal royalties
As reported	$3,277.6	$439.7	$317.3	$225.3	$202.2	$167.6
Net effect from deferred revenue and related cost of revenue	106.1	(2.0)		0.6	6.5
Stock-based compensation					36.2
Amortization of acquired intangibles		(1.5)	(317.3)

Six Months Ended September 30, 2025	Selling and marketing	Research and development	General and administrative	Depreciation and amortization	Business reorganization	Interest and other, net
As reported	$945.4	$529.4	$432.0	$99.2	$(4.1)	$(52.9)
Net effect from deferred revenue and related cost of revenue						0.5
Stock-based compensation	(49.6)	(46.2)	(77.0)
Amortization of acquired intangibles		(14.3)		(16.3)
Impact of business reorganization					4.1
Acquisition related expenses		(0.6)	(6.9)			2.3
Other						3.3

Six Months Ended September 30, 2024	Net revenue	Cost of revenue - Product costs	Cost of revenue - Game intangibles	Cost of revenue - Licenses	Cost of revenue- Software development costs and royalties	Cost of revenue - Internal royalties
As reported	$2,691.3	$415.8	$336.9	$152.3	$141.1	$146.2
Net effect from deferred revenue and related cost of revenue	1.8	(2.4)		1.6	1.2
Stock-based compensation					(6.0)
Amortization and impairment of acquired intangibles		(1.6)	(336.9)
Acquisition related expenses

Six Months Ended September 30, 2024	Selling and marketing	Research and development	General and administrative	Depreciation and amortization	Business reorganization	Interest and other, net
As reported	$892.7	$466.5	$463.5	$92.1	$66.3	$(54.4)
Net effect from deferred revenue and related cost of revenue
Stock-based compensation	(45.7)	(49.4)	(60.4)
Amortization and impairment of acquired intangibles	(3.1)	(14.3)		(18.2)
Impact of business reorganization					(66.3)
Acquisition related expenses	(0.1)	(0.7)	(69.6)			5.2
Other						10.4

TAKE-TWO INTERACTIVE SOFTWARE, INC. and SUBSIDIARIES
RECONCILIATION OF GAAP TO NON-GAAP MEASURE
(in millions)
	Three Months Ended September 30,		Six Months Ended September 30,
	2025	2024	2025	2024
Net loss	$(133.9)	$(365.5)	$(145.8)	$(627.5)
Provision for income taxes	18.4	41.2	16.5	91.0
Interest expense	16.7	18.7	39.0	37.9
Depreciation and amortization	48.8	47.3	99.2	92.1
Amortization of acquired intangibles	166.7	182.8	333.2	356.0
EBITDA	$116.7	$(75.5)	$342.1	$(50.5)

Outlook
Fiscal Year Ended March 31, 2026
Net loss	$(414) to $(349)
Provision for income taxes	$44 to $37
Interest expense	$75
Depreciation	$169
Amortization of acquired intangibles	$705
EBITDA	$579 to $637

Outlook
Three Months Ended December 31, 2025
Net loss	$(90) to $(65)
Provision for income taxes	$9 to $7
Interest expense	$18
Depreciation	$42
Amortization of acquired intangibles	$176
EBITDA	$155 to $178